EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Rare Element Resources Ltd.. (the “Company”) on Form 10-Q for the period ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald E. Ranta, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 9, 2011

By:     /s/ Donald E. Ranta

       Donald E. Ranta

       President, Chief Executive Officer and Director

       (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Rare Element Resources Ltd. and will be retained by Rare Element Resources Ltd. to be furnished to the Securities and Exchange Commission or its staff upon request.